                                                                  EXHIBIT (a)(2)


THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek immediately your own personal financial advice from your stockbroker, bank manager, lawyer, accountant or other independent financial adviser.

This document should be read in conjunction with the accompanying Offer Document dated October 21, 1999.

If you have sold or transferred all of your Alliance Shares, please send this document and the accompanying Offer Document and reply-paid envelope to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee.

If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance.

It is anticipated that, following the Offer becoming unconditional, the new Alliance Common Stock will be quoted on the OTC Bulletin Board in the USA. The OTC Bulletin Board is a regulated quotation service that displays real-time quotes, last-sale prices, and volume information in over-the-counter equity securities, which are securities that are not listed or traded on a national securities exchange or the Nasdaq Stock Market. OTC Bulletin Board securities are traded by market makers that enter quotes and trade reports through a closed computer network.

--------------------------------------------------------------------------------

                       FORM OF ACCEPTANCE AND AUTHORITY

                                Exchange Offer

                                      by

                          American Rivers Oil Company

                                      for

                            Alliance Resources PLC

--------------------------------------------------------------------------------

                              ACTION TO BE TAKEN

 .    To accept the Offer, complete this Form of Acceptance on page 3 by following the instructions and notes for guidance set out on pages 2 and 4.
 .    If your Alliance Shares are in certificated form, return this Form of
     Acceptance, duly completed, signed and accompanied by your share certificate(s) and/or other document(s) of title by mail or by hand to Registrar and Transfer Company as forwarding agent, 10 Commerce Drive, Cranford, New Jersey 07016, as soon as possible, but in any event so as to arrive no later than 8:00 a.m. (New York time) on November 19, 1999. A first class reply-paid envelope is enclosed for documents mailed from within the U.S. and Canada.
 .    If your Alliance Shares are in uncertificated form (that is, in CREST), you should return this Form of Acceptance and take the action set out in Appendix D of the Offer Document to transfer your Alliance Shares to an escrow balance. For this purpose the participant ID of the escrow agent is RA06, the member account ID of the escrow agent is ALLR and the Form of Acceptance Reference Number of this Form of Acceptance (for insertion in the first eight characters of the shared note field on the TTE instruction) is shown at the foot of this page. You should ensure that the transfer to escrow settles no later than 8:00 a.m. (New York time) on Friday, November 19, 1999.
 .    If you hold Alliance Shares in both certificated and uncertificated form, you should complete a separate Form of Acceptance for each holding. Similarly, you should complete a separate Form of Acceptance for Alliance Shares held in certificated form but under a different designation and for Alliance Shares held in uncertificated form but under a different account ID. You can obtain further Forms of Acceptance by contacting IRG plc, Balfour House, 390/398 High Road, Ilford, Essex IG1 1NQ, England (Telephone number: 011 44 181 639 2000).
 .    If your Alliance Shares are in certificated form and your share certificate(s) and/or other document(s) of title are with your bank, stockbroker or other agent, you should complete and sign this Form of Acceptance and arrange for it to be delivered by such agent, together with the relevant document(s).
 .    Please read Appendix C and Appendix D of the Offer Document, the terms of which are incorporated in and form part of this Form of Acceptance.
 .    If you hold Alliance Shares jointly with others, you must arrange for all your co-holders to sign this Form of Acceptance.

If you are in any doubt as to how to fill in this Form of Acceptance, please contact IRG plc, Balfour House, 390/398 High Road, Ilford, Essex IG1 1NQ, England (Telephone number: 011 44 181 639 2000 New Issue Department).

    How to complete this Form of Acceptance
----------------------------------------------------------------------------------------------------------------------------------
[1] The Offer                                           be deemed to have accepted the Offer in                Complete here->
    To accept the Offer, insert in Box 1 the total      respect of your entire holding of Alliance
    number of Alliance Shares for which you             Shares (being your entire holding under the
    wish to accept the Offer.                           name and address specified in Box 3 or, if
    You must sign Box 2 in accordance with the          your Alliance Shares are in CREST under the
    instructions set out herein and complete            participant ID and member account ID
    Box 3 and, if appropriate, Box 4.                   specified in Box 4.  CREST participants are
    If no number, or a number greater than              requested to insert in Box 1 the same number
    your entire holding of Alliance Shares, is          of Alliance Shares as entered in the related
    inserted in Box 1 and you have signed               TTE instruction.
    Box 2, you will
 ---------------------------------------------------------------------------------------------------------------------------------
    Signatures                                                                                                 Sign here->
[2] You must sign Box 2 regardless of which             acceptance is not made by the registered
    other box(es) you complete and, in the case         holder(s), insert the name(s) and capacity (e.g.
    of a joint holding, arrange for all other joint     executor) of the person(s) making the
    holders to do likewise.  Each holder must           acceptance. A company may either execute
    sign in the presence of a witness.  The             under seal, the seal being affixed and
    witness must be over 18 years of age and            witnessed in accordance with its charter
    must not be one of the joint registered             documents or, if applicable, in accordance with
    holders.  The same witness may witness              section 36A of the 1985 Companies Act of
    each signature of the joint holders.  If the        England and Wales.


----------------------------------------------------------------------------------------------------------------------------------
[3] Full name(s) and address(es)                                                                               Complete here->
    Complete Box 3 with the full name and
    address of the sole or first-named
    registered holder together with the full
    names and addresses of all other joint
    holders in BLOCK CAPITALS.



----------------------------------------------------------------------------------------------------------------------------------
[4] Participant ID and member account ID                participant ID and member account ID inserted          Complete here->
    If your Alliance Shares are in CREST, you           in Box 4, the Form of Acceptance Reference
    must insert in Box 4 the participant ID and         Number of this Form of Acceptance and the
    member account ID under which such                  other information specified in Appendix D of the
    Alliance Shares are held by you in CREST.           Offer Document. The Form of Acceptance
    You must also transfer (or procure the              Reference Number appears at the foot of page
    transfer of) the Alliance Shares concerned          1 of this Form of Acceptance.
    to an escrow balance, specifying in the TTE
    instruction, the
----------------------------------------------------------------------------------------------------------------------------------
[5] Alternative address                                                                                        Complete here->
    Insert in Box 5 your own name and address
    or the name and address of the person or
    agent (for example, your bank) to whom
    you wish the consideration or returned
    documents to be sent if not the same as in
    Box 3.

Please complete as explained on pages 2 and 4 in BLOCK CAPITALS

To accept the Offer:  Complete Box  [1]  and Box [3] (and if appropriate Box
[4]) , and sign Box [2].
---------------------------------------------------------------------------------------------------------------------------------

       Number of Alliance Shares
                                        --------------------------------------
[1]                                     No. of Alliance Shares for which
                                        you are accepting the Offer
                                        --------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

       Sign here to accept the Offer
      --------------------------------------------------------------------------------------------------------------------
       Sign and delivered as a deed by:  Witnessed by:
[2]    1 ______________________          1  Name ________________________  Address__________________________________

                                         ________________________________  Signature________________________________

       2 ______________________          2  Name ________________________  Address__________________________________

                                         ________________________________  Signature________________________________
      --------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

       NOTE: THE SIGNATURE OF EACH REGISTERED HOLDER SHOULD BE WITNESSED
         Full name(s) and address(es)  (To be completed in BLOCK CAPITALS)

[3]   -------------------------------------------------------------------------------------------------------------------
                           First-registered holder                                 Second-registered holder
       First Name(s) ______________________________________     First Name(s) ________________________________________

       Last Name (Mr/Mrs/Miss/Title)_______________________     Last Name (Mr/Mrs/Miss/Title) ________________________

       Address_____________________________________________     Address_______________________________________________

       __________________________________Postal Code_______     _______________________________Postal Code____________

     ---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


           Participant ID and member account ID
     -----------------------------------------------------------------------------------------------------------------
                                  Complete these Boxes only if your Alliance Shares are in CREST
[4]  -----------------------------------------------------------------------------------------------------------------

     Participant ID _________________________________________ Member account ID ______________________________________
     -----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 ------------------------------
                                                                                   FOR USE BY THE REGISTRAR
[5]  Alternative Address

     Address, if not as specified in Box 3, to which consideration and/or other document(s) is/are to be sent

     Name __________________________________________________________
     Address________________________________________________________
     __________________________________Postal Code _________________

     To be completed in BLOCK CAPITALS
                                                                                 ------------------------------
---------------------------------------------------------------------------------------------------------------------------------

      Additional notes regarding the completion of this Form of Acceptance

      In order to avoid inconvenience and delay, the following points may assist you:

1.   If a holder is away from home (e.g. abroad or on holiday):

     Send this Form of Acceptance by the quickest means (e.g. air mail) to the holder for execution or, if he has executed a power of attorney, have this Form of Acceptance signed by the attorney. In the latter case, the power of attorney should be delivered with this Form of Acceptance. No other signatures are acceptable.

2.   If you have sold all, or wish to sell part, of your holding of Alliance
     Shares:

     If you have sold all your holding of Alliance Shares, you should at once send this Form of Acceptance to the purchaser or to the stockbroker, bank or other agent through whom you made the sale for transmission to the purchaser. If your Alliance Shares are in certificated form and you wish to sell part of your holding of Alliance Shares and also wish to accept the offer in respect of the balance but are unable to obtain the balance certificate by 8:00 a.m. (New York time) on Friday, November 19, 1999, you should ensure that the stockbroker or other agent through whom you make the sale obtains the appropriate endorsement or indication, signed on behalf of the Registrar of Alliance, IRG plc, Balfour House, 390/398 High Road, Ilford, Essex IG1 1NQ, England, in respect of the balance of your holding of Alliance Shares.

3.   If the sole holder has died:

     If grant of probate or letters of administration has/have been registered with the Registrar of Alliance, IRG plc, this Form of Acceptance must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness, and returned to Registrar and Transfer Company as forwarding agent, 10 Commerce Drive, Cranford, New Jersey 07016.

     If grant of probate or letters of administration has/have not been registered with IRG plc, the personal representative(s) or prospective personal representative(s) should sign this Form of Acceptance and forward it to Registrar and Transfer Company as forwarding agent, 10 Commerce Drive, Cranford, New Jersey 07016 1, together, if the Alliance shares are held in certificated form, with the share certificate(s) and/or other document(s) of title. However, grant of probate or letters of administration must be delivered before the consideration due under the Offer can be forwarded to the personal representative(s).

4.   If one of the joint holders has died:

     This Form of Acceptance is valid if signed by the surviving holder(s) and, if the Alliance Shares are held in certificated form, delivered with the shares certificate(s) and/or other document(s) of title and, in all cases, death certificate(s), grant of probate or letters of administration of the deceased holder.

5. If your Alliance Shares are in certificated form and the certificate(s) are held by your stockbroker, bank or other agent:

     If your share certificate(s) and/or other document(s) of title is/are with your stockbroker, bank or other agent, you should complete this Form of Acceptance and, if the certificate(s) is/are readily available, arrange for it/them to be delivered by such agent to Registrar and Transfer Company as forwarding agent, 10 Commerce Drive, Cranford, New Jersey 07016, accompanied by the share certificate(s) and/or other document(s) of title.

     If the certificate(s) is/are not readily available, deliver this Form of Acceptance with Registrar and Transfer Company as forwarding agent, 10 Commerce Drive, Cranford, New Jersey 07016, duly completed together with a note saying e.g. "certificates to follow", and arrange for the certificate(s) to be forwarded as soon as possible thereafter. (It will be helpful for your agent to be informed of the full terms of the Offer.)

6. If your Alliance Shares are in certificated form and any share certificate has been lost:

     Complete and deliver this Form of Acceptance together with a letter of explanation and any available certificate(s) with Registrar and Transfer Company as forwarding agent, 10 Commerce Drive, Cranford, New Jersey 07016. You should then write to the Registrar of Alliance, IRG plc, Balfour House, 390/398 High Road, Ilford, Essex IG1 1NQ, England for a letter of indemnity which should be completed in accordance with the instructions given and delivered to IRG plc, at the address given on page 1, in support of this Form of Acceptance.

7.   If your Alliance Shares are in CREST:

     You should take the action set out in Appendix D of the Offer Document to transfer your Alliance Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears on page 1 of this Form of Acceptance) so that such Number can be inserted in the TTE instruction.

     If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form of Acceptance, as only your CREST sponsor will be able to send the necessary TTE instruction to CRESTCo.

8. If your full name or other particulars differ from those appearing on your share certificate:

     (a)  Incorrect name e.g.:

          Name on the certificate       James Smith
          Correct name                  James Smythe

          complete this Form of Acceptance with the correct name and deliver it, accompanied by a letter from your bank, stockbroker, or solicitor confirming that the person described on the certificate and the person who has signed this Form of Acceptance are one and the same.

     (b) Incorrect address: write the correct address in Box 3 of this Form of Acceptance.

     (c) Change of name: deliver your marriage certificate or other evidence of the change of name with this Form of Acceptance for noting.

     New Alliance reserves the right to treat as valid any acceptance of the Offer which is not entirely in order or which is not accompanied by the relevant transfer to escrow or (as appropriate) the relevant share certificate(s) and/or other document(s) of title. In that event, no issuance of new Alliance common stock under the offer will be made until after the relevant transfer to escrow has been made or (as appropriate) the relevant share certificate(s) and/or other document(s) of title or indemnities satisfactory to new Alliance have been received.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, each shareholder of Alliance ("Alliance Shareholder") whose Alliance Shares are exchanged for American Rivers Oil Company Common Stock is required to provide Registrar and Transfer Company with the Alliance Shareholder's correct TIN on Substitute Form W-9 below. If the holder is an individual, the TIN is his or her social security number. If Registrar and Transfer Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments that are made to such holder with respect to Alliance Shares tendered pursuant to the Exchange Offer may be subject to backup withholding of 31%. If backup withholding results in an over-payment of the taxes, a refund may be obtained.

     Certain Alliance Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from Registrar and Transfer Company. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a holder with respect to Alliance Shares tendered pursuant to the Exchange Offer, the Alliance Shareholder is required to notify Registrar and Transfer Company of his correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided thereon is correct (or that such holder is awaiting a TIN) and that (i) the holder has not been notified by the IRS that he or it is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that he or it is no longer subject to backup withholding.

What Number to Give Registrar and Transfer Company

     The holder is required to give Registrar and Transfer Company the social security number or employer identification number of the beneficial owner of the Alliance Shares. If the Alliance Shares are in more than one name or are not in the name of the actual beneficial owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on the number to report.

---------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME
---------------------------------------------------------------------------------------------------------------------------------
           SUBSTITUTE FORM W-9             Part I - PLEASE PROVIDE YOUR                        Social Security Number
                                           TIN IN THE BOX AT RIGHT AND                       OR Employer Identification
  Department of the Treasury Internal      CERTIFY BY SIGNING AND                                    Number
  Revenue Service Payer's Request          DATING BELOW
  for Taxpayer Identification Number                                                           -----------------------
                                                                                       (If awaiting TIN write "Applied For")
  (TIN)
---------------------------------------------------------------------------------------------------------------------------------
                                           Part II - For Payees exempt from backup withholding, see the enclosed Guidelines for
                                           Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
---------------------------------------------------------------------------------------------------------------------------------
  Certification - Under penalties of perjury, I certify that:

  (1)   The number shown on this form is my correct Taxpayer Identification
        Number (or I am waiting for a number to be issued to me); and

  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

        Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
        However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item
        (2). (Also see instructions in the enclosed Guidelines.)
---------------------------------------------------------------------------------------------------------------------------------
  SIGNATURE ________________________________________ DATE______________________
---------------------------------------------------------------------------------------------------------------------------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
   OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATIONS OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER-- Social Security numbers have nine digits separated by two hyphens; i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

      FOR THIS TYPE OF ACCOUNT          GIVE THE SOCIAL SECURITY NUMBER OF:
1.        An individual's account       The individual

2.        Two or more individuals       The actual owner of the account or, if combined funds,
          (joint account)               the first individual on the account (1)

3.        Husband and wife (joint       The actual owner of the account or, if joint funds, the
          account)                      first individual on the account (1)

4.        Custodian account of a        The minor(2)
          minor (Uniform Gift to
          Minors Act)

5.        Adult and minor (joint        The adult or, if the minor is the only
          account)                      contributor, the minor(1)

6.        Account in the name of        Incompetent person(3)
          guardian or committee for
          a designated ward, minor
          or incompetent person

7.        a. The usual revocable        The grantor-trustee(1)
          savings trust account
          (grantor is also grantee)

          b. So-called trust            The actual owner(1)
          account that is not a
          legal or valid trust under
          State law

8.        Sole proprietorship account   The owner(4)

9.        A valid trust, estate, or     The legal entity (Do not furnish the
          pension trust                 identifying number of the personal
                                        representative or trustee unless the
                                        legal entity itself is not designated in the
                                        account title.)(5)
-------------------------------------------------------------------------------

                                    Page 7

10.  Corporate account                  The corporation

11.  Religious charitable, or           The organization
     educational organization
     account

12.  Partnership account held           The partnership
     in the name of the business

13.  Association, club, or              The organization
     other tax-exempt
     organization

14.  A broker or registered             The broker or nominee
     nominee

15.  Account with the                   The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a State or
     local government, school
     district, or person) that
     receives agricultural
     program

             _____________________________________________________


(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)  Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

     If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEE EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

 .    A corporation.

 .    A financial institution.

 .    An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

 .    The United States or any agency or instrumentality thereof.

 .    A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 .    A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 .    An international organization or any agency, or instrumentality thereof.

 .    A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 .    A real estate investment trust.

 .    A common trust fund operated by a bank under section 584(a).

 .    An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

 .    An entity registered at all times under the Investment Company Act of 1940.
     A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .    Payments to nonresident aliens subject to withholding under section 1441.

 .    Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

 .    Payments of patronage dividends where the amount received is not paid in money.

 .    Payments made by certain foreign organizations.

 .    Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

 .    Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 .    Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 .    Payments described in section 6049(b)(5) to non-resident aliens.

 .    Payments on tax-free covenant BONDS under section 1451.

 .    Payments made by certain foreign organizations.

 .    Payments made to a nominee.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

     Unless otherwise noted herein, all references to section numbers or regulations are references to the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.